UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-21901

Exact name of registrant as specified in charter:	abrdn Global Dynamic Dividend Fund

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2022

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

Aberdeen Global Dynamic Dividend Fund (AGD)

Semi-annual Report
April 30, 2022

abrdn.com

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Global Dynamic Dividend Fund (the "Fund") for the six-month period ended April 30, 2022. The Fund's investment objective is to seek high current dividend income more than 50% of which qualifies as "qualified dividend income eligible" for the reduced Federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective.

Total Investment Return1

For the six-month period ended April 30, 2022, the total return to shareholders of the Fund based on the net asset value ("NAV") and market price of the Fund are as follows:

NAV[2,3]	-8.3%
Market Price[2]	-12.5%
MSCI All Country World Index (Net Dividends)[4]	-11.6%

For more information about Fund performance, please visit the Fund on the web at www.aberdeenagd.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.

NAV, Market Price and Premium/Discount

The below table represents comparison from current six-month period end to prior fiscal year end of market price to NAV and associated premium(+)/discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
4/30/2022	$11.48	$10.16	-11.5%
10/31/2021	$12.95	$12.01	-7.3%

During the six-month period ended April 30, 2022, the Fund's NAV was within a range of $11.48 to $13.28 and the Fund's market price traded within a range of $10.16 to $12.35. During the six-month period ended April 30, 2022, the Fund's shares traded within a range of a premium(+)/discount(-) of -4.2% to -12.1%.

Distribution Policy

Distributions to common shareholders for the six months ended April 30, 2022 totaled $0.39 per share. Based on the market price of

$10.16 on April 30, 2022, the annualized distribution rate for the period ended April 30, 2022 was 7.7%. Based on the NAV of $11.48 on April 30, 2022, the annualized distribution rate for the period ended April 30, 2022 was 6.8%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On May 10, 2022 and June 9, 2022, the Fund announced that it would pay on May 31, 2022 and June 30, 2022, respectively, a distribution of U.S. $0.065 per share to all shareholders of record as of May 20, 2022 and June 22, 2022, respectively.

The Fund's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board of Trustees of the Fund's (the "Board") quarterly meetings, unless market conditions require an earlier evaluation.

Open Market Repurchase Program

On June 13, 2018, the Board approved a share repurchase program ("Program") for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser and subject to market conditions and investment considerations. The Fund reports repurchase activity on the Fund's website on a monthly basis. For the six-month period ended April 30, 2022, the Fund did not repurchase any shares through the Program.

Portfolio Holdings Disclosure

The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC's website at sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

1	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Trustee and legal fees) and assumes the reinvestment of all distributions.

2	Assuming the reinvestment of dividends and distributions.

3	The Fund's total return is based on the reported net asset value NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.

4	The Morgan Stanley Capital International (MSCI) All Country (AC) World Index is an unmanaged index considered representative of developed and emerging market stock markets. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Global Dynamic Dividend Fund	1

Letter to Shareholders (unaudited) (continued)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available by August 31 of the relevant year: (1) without charge, upon request, by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC's website at sec.gov.

COVID-19

The COVID-19 pandemic has caused major disruption to economies and markets around the world, including the United States. Financial markets have experienced losses, and some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund's investments. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

LIBOR

In July 2017, the head of the United Kingdom's Financial Conduct Authority ("FCA"), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offered Rate ("EURIBOR"), Sterling Overnight Interbank Average Rate ("SONIA") and Secured Overnight Financing Rate ("SOFR"), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

abrdn Rebrand

abrdn plc, formerly known as Standard Life Aberdeen plc, was renamed on September 27, 2021. In connection with this re-branding, the entities within abrdn plc group, including investment advisory entities, have been or will be renamed in the near future. The Fund's Board has approved a change in the name of the Fund from "Aberdeen Global Dynamic Dividend Fund" to "abrdn Global Dynamic Dividend Fund" effective on or about June 30, 2022. The internet address for the Fund's website will also change from www.aberdeenagd.com to www.abrdnagd.com, effective as of June 30, 2022. The old address will continue to redirect to the new address for at least a year.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered "unclaimed property" due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state's statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.

2	Aberdeen Global Dynamic Dividend Fund

Letter to Shareholders (unaudited) (concluded)

Investor Relations Information

As part of abrdn's commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenagd.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in abrdn's email services and be among the first to receive the latest closed-end fund news, announcements, videos and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences.

Contact Us:

•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter

•	Email: Investor.Relations@abrdn.com; or

•	Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Global Dynamic Dividend Fund	3

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund's benchmark, the MSCI AC World Index (Net Dividends) for the six-month, 1-year, 3-year, 5-year and 10-year periods ended April 30, 2022.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value ("NAV")	-8.3%	-4.7%	9.3%	8.9%	9.1%
Market Price	-12.5%	-6.3%	9.6%	8.1%	7.0%
MSCI AC World Index (Net Dividends)	-11.6%	-5.4%	9.4%	9.5%	9.2%

Performance of a $10,000 Investment (as of April 30, 2022)

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Aberdeen Asset Managers Limited assumed responsibility for the management of the Fund as investment adviser on May 7, 2018. Performance prior to this date reflects the performance of an unaffiliated investment adviser.

Effective May 4, 2018, Aberdeen Asset Managers Limited entered into a written contract with the Fund to waive fees or limit expenses. This contract may not be terminated before June 30, 2022. Absent such waivers and/or reimbursements, the Fund's returns would be lower. Additionally, abrdn Inc. entered into an agreement with the Fund to limit investor relations services fees. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees and expenses charged to the Fund, which are listed in the Fund's Statement of Operations under "Expenses". Total investment return based on market value is based on changes in the market price at which the Fund's shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. The Fund's total investment return is based on the reported NAV or market price, as applicable, at the financial reporting period end. Because the Fund's shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund's yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenagd.com or by calling 800-522-5465.

The annualized net operating expense ratio, excluding fee waivers based on the six-month period ended April 30, 2022 was 1.32%. The annualized net operating expense ratio, net of fee waivers based on the six-month period ended April 30, 2022 was 1.17%. The annualized net operating expense ratio, net of fee waivers and excluding interest expense based on the six-month period ended April 30, 2022 was 1.16%.

4	Aberdeen Global Dynamic Dividend Fund

Portfolio Summary (as a percentage of net assets) (unaudited)

As of April 30, 2022

The following table summarizes the sector composition of the Fund's portfolio, in S&P Global Inc.'s Global Industry Classification Standard ("GICS") Sectors.

Top Sectors
Information Technology	17.7%
Financials	16.4%
Health Care	13.2%
Industrials	11.2%
Consumer Discretionary	9.9%
Consumer Staples	8.4%
Utilities	6.7%
Communication Services	6.4%
Materials	5.4%
Energy	4.3%
Real Estate	4.0%
Liabilities in Excess of Other Assets	(3.6)%
100.0%

The following chart summarizes the composition of the Fund's portfolio by geographic classification:

Countries
United States	53.3%
Germany	6.1%
United Kingdom	5.6%
France	5.3%
Switzerland	3.8%
China	3.0%
Netherlands	2.8%
Canada	2.7%
Sweden	2.6%
Brazil	2.4%
South Korea	2.2%
Japan	2.0%
Other, less than 2% each	11.8%
Liabilities in Excess of Other Assets	(3.6)%
100.0%

Top Ten Holdings
Apple, Inc.	3.3%
Microsoft Corp.	2.4%
Alphabet, Inc., Class C	1.8%
AbbVie, Inc.	1.6%
Broadcom, Inc.	1.6%
Williams Cos., Inc. (The)	1.5%
Bristol-Myers Squibb Co.	1.5%
Enbridge, Inc.	1.5%
Coca-Cola Co. (The)	1.5%
Target Corp.	1.5%

Aberdeen Global Dynamic Dividend Fund	5

Portfolio of Investments (unaudited)

As of April 30, 2022

	Shares	Value
COMMON STOCKS—102.3%
AUSTRALIA—0.6%
Materials—0.6%
Rio Tinto PLC, ADR	12,100	$860,552
BRAZIL—2.4%
Industrials—1.4%
CCR SA	789,400	1,981,504
Materials—1.0%
Vale SA, ADR	83,900	1,417,071
Total Brazil		3,398,575
CANADA—2.7%
Energy—1.5%
Enbridge, Inc.(a)	49,400	2,155,816
Materials—1.2%
Barrick Gold Corp.(a)	80,300	1,791,493
Total Canada		3,947,309
CHINA—3.0%
Communication Services—1.0%
Tencent Holdings Ltd.	30,900	1,456,159
Consumer Discretionary—0.0%
JD.com, Inc., Class A(b)	1,471	45,864
Financials—1.0%
Ping An Insurance Group Co. of China Ltd., H Shares	231,900	1,465,773
Real Estate—1.0%
China Vanke Co. Ltd., H Shares	595,200	1,403,481
Total China		4,371,277
DENMARK—1.4%
Financials—1.4%
Tryg A/S	81,800	1,944,967
FINLAND—1.7%
Financials—1.0%
Nordea Bank Abp	139,200	1,387,835
Information Technology—0.7%
Nokia OYJ(b)	214,106	1,085,532
Total Finland		2,473,367
FRANCE—5.3%
Consumer Discretionary—0.9%
LVMH Moet Hennessy Louis Vuitton SE	2,100	1,358,984
Consumer Staples—1.1%
Danone SA	25,000	1,511,781
Energy—1.3%
TOTAL SE, ADR(a)	37,200	1,812,012

6	Aberdeen Global Dynamic Dividend Fund

Portfolio of Investments (unaudited) (continued)

As of April 30, 2022

	Shares	Value
COMMON STOCKS (continued)
FRANCE (continued)
Health Care—1.3%
Sanofi	17,924	$1,894,475
Industrials—0.7%
Alstom SA	48,379	1,063,390
Total France		7,640,642
GERMANY—6.1%
Consumer Discretionary—1.0%
Mercedes-Benz Group AG	20,800	1,472,373
Financials—2.2%
Deutsche Boerse AG	10,100	1,758,355
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,770	1,374,071
		3,132,426
Information Technology—0.4%
Infineon Technologies AG	22,600	641,461
Materials—1.1%
Linde PLC(b)	5,000	1,568,188
Utilities—1.4%
RWE AG	48,200	2,001,235
Total Germany		8,815,683
HONG KONG—1.3%
Financials—0.7%
Hong Kong Exchanges & Clearing Ltd.	23,700	1,005,330
Industrials—0.6%
Pacific Basin Shipping Ltd.	1,858,000	852,470
Total Hong Kong		1,857,800
ISRAEL—0.8%
Industrials—0.8%
ZIM Integrated Shipping Services Ltd.(a)	22,000	1,223,860
ITALY—1.3%
Utilities—1.3%
Enel SpA	278,400	1,810,405
JAPAN—2.0%
Financials—1.0%
Mitsubishi UFJ Financial Group, Inc.	231,200	1,344,052
Real Estate—1.0%
GLP J-REIT	1,100	1,484,312
Total Japan		2,828,364
NETHERLANDS—2.8%
Consumer Staples—1.2%
Heineken NV	18,000	1,756,997

Aberdeen Global Dynamic Dividend Fund	7

Portfolio of Investments (unaudited) (continued)

As of April 30, 2022

	Shares	Value
COMMON STOCKS (continued)
NETHERLANDS (continued)
Information Technology—1.6%
ASML Holding NV	2,400	$1,362,093
BE Semiconductor Industries NV	15,900	969,242
		2,331,335
Total Netherlands		4,088,332
NORWAY—1.2%
Communication Services—1.2%
Telenor ASA	117,800	1,661,388
SINGAPORE—1.2%
Financials—1.2%
Oversea-Chinese Banking Corp. Ltd.	194,582	1,727,613
SOUTH KOREA—0.9%
Materials—0.9%
LG Chem Ltd.	3,300	1,351,564
SPAIN—1.2%
Industrials—1.2%
Ferrovial SA	68,141	1,747,432
SWEDEN—2.6%
Communication Services—1.1%
Tele2 AB, B Shares	124,230	1,646,579
Industrials—1.5%
Atlas Copco AB, A Shares	13,900	630,182
Volvo AB, B Shares	91,100	1,453,358
		2,083,540
Total Sweden		3,730,119
SWITZERLAND—3.8%
Consumer Staples—1.3%
Nestle SA	14,100	1,820,227
Financials—1.2%
Zurich Insurance Group AG	3,900	1,775,551
Health Care—1.3%
Roche Holding AG	4,900	1,816,987
Total Switzerland		5,412,765
TAIWAN—1.1%
Information Technology—1.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	91,200	1,649,137
UNITED KINGDOM—5.6%
Communication Services—1.2%
Vodafone Group PLC, ADR(a)	108,400	1,646,596

8	Aberdeen Global Dynamic Dividend Fund

Portfolio of Investments (unaudited) (continued)

As of April 30, 2022

	Shares	Value
COMMON STOCKS (continued)
UNITED KINGDOM (continued)
Consumer Staples—0.8%
Tate & Lyle PLC	121,475	$1,180,689
Financials—0.5%
Allfunds Group PLC	90,000	771,527
Health Care—2.2%
AstraZeneca PLC, ADR(a)	30,200	2,005,280
Dechra Pharmaceuticals PLC	24,900	1,128,352
		3,133,632
Industrials—0.9%
Melrose Industries PLC	908,700	1,320,429
Total United Kingdom		8,052,873
UNITED STATES—53.3%
Communication Services—1.9%
Alphabet, Inc., Class C(a)(b)	1,110	2,552,257
Cineworld Group PLC(b)	536,100	205,201
		2,757,458
Consumer Discretionary—8.0%
Aptiv PLC(a)(b)	12,800	1,361,920
Genuine Parts Co.(a)	14,400	1,872,720
Hanesbrands, Inc.	76,600	1,015,716
Las Vegas Sands Corp.(b)	41,200	1,459,716
Lowe's Cos., Inc.(a)	9,500	1,878,435
Target Corp.(a)	9,400	2,149,310
TJX Cos., Inc. (The)(a)	28,400	1,740,352
		11,478,169
Consumer Staples—4.0%
Coca-Cola Co. (The)(a)	33,300	2,151,513
Kraft Heinz Co. (The)	39,000	1,662,570
Mondelez International, Inc., Class A(a)	31,300	2,018,224
		5,832,307
Energy—1.5%
Williams Cos., Inc. (The)(a)	65,500	2,245,995
Financials—6.2%
Bank of America Corp.(a)	42,900	1,530,672
Blackstone, Inc., Class A	14,400	1,462,608
Goldman Sachs Group, Inc. (The)	4,800	1,466,352
Huntington Bancshares, Inc.	114,600	1,506,990
Intercontinental Exchange, Inc.(a)	14,500	1,679,245
JPMorgan Chase & Co.	10,800	1,289,088
		8,934,955

Aberdeen Global Dynamic Dividend Fund	9

Portfolio of Investments (unaudited) (continued)

As of April 30, 2022

	Shares	Value
COMMON STOCKS (continued)
UNITED STATES (continued)
Health Care—8.4%
AbbVie, Inc.(a)	16,196	$2,378,869
Baxter International, Inc.	22,000	1,563,320
Bristol-Myers Squibb Co.(a)	28,900	2,175,303
CVS Health Corp.	10,600	1,018,978
Eli Lilly & Co.(a)	6,400	1,869,632
Medtronic PLC(a)	15,600	1,628,016
UnitedHealth Group, Inc.(a)	3,000	1,525,650
		12,159,768
Industrials—4.1%
FedEx Corp.(a)	7,800	1,550,172
Norfolk Southern Corp.	5,500	1,418,340
Schneider Electric SE	11,100	1,592,507
Stanley Black & Decker, Inc.	10,900	1,309,635
		5,870,654
Information Technology—12.6%
Amdocs Ltd.	14,100	1,123,629
Analog Devices, Inc.	9,600	1,482,048
Apple, Inc.(a)	29,800	4,697,970
Avast PLC(c)	219,900	1,559,535
Broadcom, Inc.(a)	4,100	2,272,999
Cisco Systems, Inc.	33,300	1,631,034
Fidelity National Information Services, Inc.	19,900	1,973,085
Microsoft Corp.(a)	12,300	3,413,496
		18,153,796
Materials—0.6%
Air Products and Chemicals, Inc.	3,600	842,652
Real Estate—2.0%
American Tower Corp., REIT	5,700	1,373,814
Gaming & Leisure Properties, Inc., REIT(a)	32,900	1,460,102
		2,833,916
Utilities—4.0%
Clearway Energy, Inc., Class A	40,800	1,159,536
CMS Energy Corp.(a)	23,100	1,586,739
FirstEnergy Corp.	38,200	1,654,442
NextEra Energy, Inc.(a)	18,600	1,320,972
		5,721,689
Total United States		76,831,359
Total Common Stocks		147,425,383

10	Aberdeen Global Dynamic Dividend Fund

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2022

	Shares	Value
PREFERRED STOCKS—1.3%
SOUTH KOREA—1.3%
Information Technology—1.3%
Samsung Electronics Co. Ltd.	40,400	$ 1,894,099
Total Preferred Stocks		1,894,099
Total Investments—103.6% (cost $128,532,779)(d)		149,319,482
Liabilities in Excess of Other Assets—(3.6)%		(5,167,142)
Net Assets—100.0%		$144,152,340

(a)  All or a portion of the security has been designated as collateral for the line of credit.

(b)  Non-income producing security.

(c)  Denotes a security issued under Regulation S or Rule 144A.

(d)  See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR      American Depositary Receipt

PLC      Public Limited Company

REIT     Real Estate Investment Trust

At April 30, 2022, the Fund's open forward foreign currency exchange contracts were as follows:

Sale Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation
United States Dollar/Euro
07/14/2022	Royal Bank of Canada (UK)	USD 2,971,458	EUR 2,700,000	$2,858,697	$112,761

See Notes to Financial Statements.

Aberdeen Global Dynamic Dividend Fund	11

Statement of Assets and Liabilities (unaudited)

As of April 30, 2022

Assets

Investments, at value (cost $128,532,779)	$149,319,482
Foreign currency, at value (cost $478,112)	478,120
Receivable for investments sold	3,437,682
Interest and dividends receivable	1,169,870
Unrealized appreciation on forward foreign currency exchange contracts	112,761
Tax reclaim receivable	383,866
Prepaid expenses	12,052
Total assets	154,913,833

Liabilities
Line of credit payable (Note 6)	7,062,315
Payable for investments purchased	3,451,263
Investment management fees payable (Note 3)	101,845
Investor relations fees payable (Note 3)	28,056
Trustee fees	10,573
Administration fees payable (Note 3)	10,049
Interest expense payable	4,283
Other accrued expenses	93,109
Total liabilities	10,761,493

Net Assets	$144,152,340

Composition of Net Assets:
Paid-in capital in excess of par	$133,866,328
Distributable earnings	10,286,012
Net Assets	$144,152,340
Net asset value per share based on 12,549,582 shares issued and outstanding	$11.49(a)

(a)	The NAV shown above differs from the traded NAV on April 30, 2022 due to financial statement rounding and/or financial statement adjustments.

See Notes to Financial Statements.

12	Aberdeen Global Dynamic Dividend Fund

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2022

Net Investment Income:
Income
Dividends and other income (net of foreign withholding taxes of $609,869)	$4,677,290
Interest and other income	195
Total Investment Income	4,677,485
Expenses:
Investment management fee (Note 3)	786,738
Administration fee (Note 3)	62,939
Investor relations fees and expenses (Note 3)	36,658
Custodian's fees and expenses	31,997
Reports to shareholders and proxy solicitation	25,593
Trustee fees and expenses	20,411
Independent auditors' fees and expenses	20,338
Transfer agent's fees and expenses	8,690
Legal fees and expenses	8,237
Insurance expense	5,548
Miscellaneous	27,756
Total expenses before reimbursed/waived expenses	1,034,905
Interest expense (Note 6)	5,424
Total operating expenses before reimbursed/waived expenses	1,040,329
Less: Expenses waived (Note 3)	(122,290)
Net expenses	918,039

Net Investment Income	3,759,446
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	4,478,885
Forward foreign currency exchange contracts	171,401
Foreign currency transactions	491
4,650,777
Net change in unrealized appreciation/(depreciation) on:
Investment transactions	(21,963,203)
Forward foreign currency exchange contracts	114,853
Foreign currency translation	(43,064)
(21,891,414)
Net realized and unrealized (loss) from investments and foreign currency related transactions	(17,240,637)
Net Decrease in Net Assets Resulting from Operations	$(13,481,191)

See Notes to Financial Statements.

Aberdeen Global Dynamic Dividend Fund	13

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2022 (unaudited)	For the Year Ended October 31, 2021
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$ 3,759,446	$ 10,346,808
Net realized gain from investments, forward foreign currency exchange contracts and foreign currency transactions	4,650,777	4,575,620
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency exchange contracts and foreign currency transactions	(21,891,414)	29,881,808
Net increase/(decrease) in net assets resulting from operations	(13,481,191)	44,804,236
Distributions to Shareholders From:
Distributable earnings	(4,894,337)	(9,788,674)
Net decrease in net assets from distributions	(4,894,337)	(9,788,674)
Change in net assets resulting from operations	(18,375,528)	35,015,562
Net Assets:
Beginning of period	162,527,868	127,512,306
End of period	$144,152,340	$162,527,868

See Notes to Financial Statements.

14	Aberdeen Global Dynamic Dividend Fund

Financial Highlights

	For the Six-Month Period Ended April 30, 2022		For the Fiscal Years Ended October 31,
	(unaudited)		2021	2020	2019	2018(a)	2017
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of period	$12.95		$10.16	$11.14	$10.80	$11.43	$9.96
Net investment income	0.30	(b)	0.82 (b)	0.70 (b)	0.76 (b)	0.61 (b)	0.75
Net realized and unrealized gains/(losses) on investments, forward foreign currency exchange contracts and foreign currency transactions	(1.37)		2.75	(0.90)	0.36	(0.46)	1.50
Total from investment operations applicable to common shareholders	(1.07)		3.57	(0.20)	1.12	0.15	2.25
Distributions to common shareholders from:
Net investment income	(0.39)		(0.78)	(0.76)	(0.78)	(0.77)	(0.77)
Tax return of capital	–		–	(0.02)	–	(0.01)	(0.01)
Total distributions	(0.39)		(0.78)	(0.78)	(0.78)	(0.78)	(0.78)
Net asset value per common share, end of period	$11.49		$12.95	$10.16	$11.14	$10.80	$11.43
Market price, end of period	$10.16		$12.01	$8.58	$9.78	$9.25	$10.64

Total Investment Return Based on(c):
Market price	(12.46%	)	49.84%	(4.43% )	14.71%	(6.37% )	36.68%
Net asset value	(8.19%	)(d)	36.44%	(0.65% )	11.91%	1.76%	24.13%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$144,152		$162,528	$127,512	$139,776	$135,582	$143,431
Net operating expenses, net of fee waivers	1.17%	(e)	1.18%	1.18%	1.21%	1.19%	1.21%
Net operating expenses, excluding fee waivers	1.32%	(e)	1.31%	1.36%	1.34%	1.27%	– (f)
Net operating expenses, net of fee waivers and excluding interest expense	1.16%	(e)	1.17%	1.17%	1.16%	1.16%	1.17%
Net investment income	4.78%	(e)	6.56%	6.59%	7.06%	5.20%	6.87%
Portfolio turnover	32%	(g)	71%	105%	119%	80%	89%
Line of credit payable outstanding (000 omitted)	$7,062		$311	$–	$211	$–	$2,920
Asset coverage ratio on revolving credit facility at period end(h)	2,141%		52,338%	–	66,335%	–	– (i)
Asset coverage per $1,000 on line of credit payable at period end	$21,411		$523,384	$–	$663,350	$–	$48,124

(a)	Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by a different independent registered public accounting firm.

(b)	Net investment income is based on average shares outstanding during the period.

(c)	Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(d)	The total return shown above includes the impact of financial statement adjustments to the NAV per share.

(e)	Annualized.

(f)	Effective on May 4, 2018, the Fund entered into an expense limitation agreement with Aberdeen Asset Managers Limited, the Fund's investment adviser. Prior to this, there was no such agreement in place.

Aberdeen Global Dynamic Dividend Fund	15

Financial Highlights (concluded)

(g)	Not annualized.

(h)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the Line of Credit.

(i)	The Fund did not disclose asset coverage ratio on line of credit payable in prior years.

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

16	Aberdeen Global Dynamic Dividend Fund

Notes to Financial Statements (unaudited)

April 30, 2022

1. Organization

Aberdeen Global Dynamic Dividend Fund (the "Fund") is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on May 11, 2006, and commenced operations on July 26, 2006. The Fund's primary investment objective is to seek high current dividend income, more than 50% of which qualifies for the reduced Federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective. The Board of Trustees (the "Board") authorized an unlimited number of shares with no par value.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the "Valuation Time" subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Aberdeen Global Dynamic Dividend Fund	17

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

Derivative instruments are valued at fair value. Exchange traded futures are generally Level 1 investments and centrally cleared swaps and forwards are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if Aberdeen Asset Managers Limited ("AAML" or the "Adviser") concludes that such market quotations do not accurately reflect fair value, the fair value of the Fund's assets are determined in good faith in accordance with the Valuation Procedures.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a "government money market fund" pursuant to Rule 2a-7 under the

Investment Company Act of 1940, as amended (the "1940 Act"), and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value ("NAV"). Generally, these investment types are categorized as Level 1 investments.

In the event that a security's market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund's Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

The following is a summary of the inputs used as of April 30, 2022 in valuing the Fund's investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$91,400,208	$56,025,175	$–	$147,425,383
Preferred Stocks	–	1,894,099	–	1,894,099
Total	$91,400,208	$57,919,274	$–	$149,319,482
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$112,761	$–	$112,761
Total Assets	$91,400,208	$58,032,035	$–	$149,432,243

Amounts listed as "–" are $0 or round to $0.

During the six-months ended April 30, 2022, there were no significant changes to the fair valuation methodologies for the type of holdings in the Fund's portfolio.

18	Aberdeen Global Dynamic Dividend Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. Dollar equivalent of the amounts actually received.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund's currency exposure in an efficient manner.

They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign securities holdings and their currencies.

The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations.

During the six-month period ended April 30, 2022, the Fund used forward contracts to hedge its currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if

Aberdeen Global Dynamic Dividend Fund	19

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a desired hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to a forward contract may default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of default.

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above.

The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of April 30, 2022:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted For as Hedging Instruments and Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign currency exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	$112,761	Unrealized depreciation on forward foreign currency exchange contracts	$–
Total		$112,761		$–

Amounts listed as "–" are $0 or round to $0.

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of April 30, 2022 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
	Assets				Liabilities
Forward foreign currency(2)
Royal Bank of Canada (UK)	$112,761	$–	$–	$112,761	$–	$–	$–	$–

Amounts listed as "–" are $0 or round to $0.

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instruments (swaps and forwards) which are not subject to a master netting arrangement across funds, or other another similar arrangement.
(3)	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting arrangements with the same legal entity.

20	Aberdeen Global Dynamic Dividend Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2022:

	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Forward foreign currency exchange contracts (foreign exchange risk)	Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Transactions	$171,401	$114,853
Total		$171,401	$114,853

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2022. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended April 30, 2022.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$–
Sale Forward Foreign Currency Contracts	$3,067,649

Amounts listed as "–" are $0 or round to $0.

The Fund values derivatives at fair value, as described in the Statement of Operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

e. Distributions:

The Fund intends to make regular monthly distributions of net investment income to holders of common shares. The Fund expects to pay its common shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital gains, if any.

Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to common shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.

f. Federal Income Taxes:

The Fund intends to continue to qualify as a "regulated investment company" (RIC) by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the fiscal year ended October 31, 2021 are subject to such review.

g. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Fund files for tax reclaims for the refund of such withholding taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred

Aberdeen Global Dynamic Dividend Fund	21

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

capital gains tax accrued, if any, is reported on the Statement of Assets and Liabilities.

h. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

3. Agreements and Transactions with Affiliates

a. Investment Adviser

AAML serves as the Fund's investment adviser pursuant to an investment advisory agreement (the "Advisory Agreement") with the Fund. AAML is a wholly-owned indirect subsidiary of abrdn plc (formerly known as "Standard Life Aberdeen plc"). In rendering advisory services, the Adviser may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Adviser.

As compensation for its services to the Fund, AAML receives an annual investment advisory fee of 1.00% based on the Fund's average daily net assets, computed daily and payable monthly. During the six-month period ended April 30, 2022, the Fund paid AAML $786,738.

Effective May 4, 2018, AAML entered into a written contract (the "Expense Limitation Agreement") with the Fund that is effective through June 30, 2022. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any leverage costs, interest, taxes, brokerage commissions, and any non-routine expenses) from exceeding 1.16% of the average daily net assets of the Fund on an annualized basis. The total amount of the waiver for the six-month period ended April 30, 2022 pursuant to the Expense Limitation Agreement was $122,290.

AAML may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the "Reimbursement Requirements"). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by AAML is not permitted.

As of April 30, 2022, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to AAML from the Fund, based on expenses reimbursed by AAML, including adjustments described above, would be:

Amount Fiscal Year 2019 (Expires 10/31/2022)	Amount Fiscal Year 2020 (Expires 10/31/2023)	Amount Fiscal Year 2021 (Expires 10/31/2024)	Amount Six Months Period 2022 (Expires 4/30/2025)	Total*
$174,660	$228,190	$209,854	$122,290	$734,994

*  Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

b. Fund Administrator

Effective June 1, 2020, abrdn Inc. (formerly, Aberdeen Standard Investments, Inc.), an affiliate of the Adviser, became the Fund's Administrator. Pursuant to the Administration Agreement, abrdn Inc. receives a fee paid by the Fund, at an annual fee rate of 0.08% of the Fund's average daily net assets. For the six-month period ended April 30, 2022, abrdn Inc. earned $62,939 from the Fund for administration services.

c. Investor Relations

Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion"). However, Investor Relations Services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets. Any difference between the capped rate of

22	Aberdeen Global Dynamic Dividend Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

0.05% of the Fund's average weekly net assets and the Fund's Portion is paid for by abrdn Inc.

Pursuant to the terms of the Investor Relations Services Agreement, abrdn Inc. (or third parties engaged by abrdn Inc.), among other things, provides objective and timely information to shareholders based on publicly available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund's investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2022, the Fund incurred investor relations fees of approximately $36,658. For the six-month period ended April 30, 2022, abrdn Inc. did not contribute to the investor relations fees for the Fund because the Fund's contribution was below 0.05% of the Fund's average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2022, were $54,799,521 and $50,662,863, respectively.

5. Capital

As of April 30, 2022, there were 12,549,582 shares of common stock issued and outstanding.

6. Line of Credit

On December 1, 2010, the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International Ltd. ("BNPP PB"), which allows the Fund to borrow on an uncommitted and secured basis. On December 14, 2021, the Board approved an amendment to its Prime Brokerage Agreement with BNP Paribas Prime Brokerage International to adjust the charged interest on amounts borrowed at a variable rate, which may be based on the Secured Overnight Financing Rate ("SOFR") plus a spread. The previous terms of the lending agreement indicate the rate to be LIBOR plus 0.85% per annum on amounts borrowed. The BNPP PB facility provides a secured, uncommitted line of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to the BNPP PB facility. The Fund is permitted to borrow up to the maximum allowable amount under the

1940 Act, as amended, of the total assets for extraordinary or emergency purposes, which is generally 33.33% of total assets, but may exceed that under certain market conditions. Additionally, the Fund is permitted to borrow up to 10% of the total assets for investment purposes. On April 30, 2022, the amount available for investment purposes was $15,491,383. Either BNPP PB or the Fund may terminate this agreement upon delivery of written notice. During the six-month period ended April 30, 2022, the average borrowing by the Fund was $1,939,695 with an average weighted interest rate on borrowings of 1.16%. During the six-month period ended April 30, 2022, the maximum borrowing by the Fund was $7,062,315. Interest expense related to the line of credit for the six-month period ended April 30, 2022, was $5,424. As of April 30, 2022, the outstanding balance on the loan was $7,062,315.

7. Open Market Repurchase Program

On June 13, 2018, the Board approved a share repurchase program ("Program") for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser and subject to market conditions and investment considerations. The Fund reports repurchase activity on the Fund's website on a monthly basis. For the six-month period ended April 30, 2022, the Fund did not repurchase any shares through the Program.

8. Portfolio Investment Risks

a. Dividend Strategy Risk:

There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund's emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company's track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

b. Emerging Markets Risk:

The Fund is subject to emerging markets risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

Aberdeen Global Dynamic Dividend Fund	23

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

c. Equity Securities Risk:

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders' claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

d. Foreign Currency Exposure Risk:

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

e. Foreign Securities Risk:

Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund's investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

f. Issuer Risk:

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

g. Leverage Risk:

The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage.

h. LIBOR Risk:

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a "benchmark" or "reference rate" for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.

However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offered Rate ("EURIBOR"), Sterling Overnight Interbank Average Rate ("SONIA") and SOFR, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

i. Management Risk:

The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser, and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

j. Market Risk:

Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. Such events can

24	Aberdeen Global Dynamic Dividend Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

negatively impact the securities markets and cause the Fund to lose value.

One such event is the COVID-19 pandemic, which has caused major disruptions to economies and markets around the world, including the markets in which the Fund invests, and which has and may continue to negatively impact the value of certain of the Fund's investments. Although vaccines for COVID-19 and variants thereof are becoming more widely available, the COVID-19 pandemic and impacts thereof may continue for an extended period of time and may vary from market to market. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks to which the Fund is subject. Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.

In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected by such events.

For example, whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to the UK's departure from the EU ("Brexit") could negatively affect the value and liquidity of the Fund's investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund's business, results of operations and financial condition.

The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

k. Mid-Cap Securities Risk:

Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

l. Non-U.S. Taxation Risk:

Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

If, at the close of its taxable year, more than 50% of the value of the Fund's total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder's not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If the Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund's taxable income. Even if the Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

m. Passive Foreign Investment Company Tax Risk:

Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. The Fund may be able to elect to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually. The Fund may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

n. Portfolio Turnover Risk:

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Fund

Aberdeen Global Dynamic Dividend Fund	25

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

o. Qualified Dividend Income Tax Risk:

Favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

p. REIT and Real Estate Risk:

Investment in real estate investment trusts ("REITs") and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions. REITs' share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the Fund.

q. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

r. Small-Cap Securities Risk:

Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

s. Valuation Risk:

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

10. Tax Information

The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of April 30, 2022, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$129,917,241	$33,589,315	$(14,187,074)	$19,402,241

11. Recent Rulemaking

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. Management is currently finalizing the implementation of Rule 18f-4 to meet the August 19, 2022 compliance date.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are "readily available" for purposes of the 1940 Act, the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping

26	Aberdeen Global Dynamic Dividend Fund

Notes to Financial Statements (unaudited) (concluded)

April 30, 2022

requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating this guidance.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2022, except as provided below.

On May 10, 2022 and June 9, 2022, the Fund announced that it will pay on May 31, 2022 and June 30, 2022 a distribution of $0.065 per share to all shareholders of record as of May 20, 2022 and June 22, 2022, respectively.

On June 14, the Board approved the continuation of the Expense Limitation Agreement for another year.

Aberdeen Global Dynamic Dividend Fund	27

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on April 28, 2022. The description of the proposal and number of shares voted at the meeting are as follows:

To elect one Class II Trustee, to serve for a three-year term:

	Votes For	Votes Withheld
P. Gerald Malone	9,357,683	589,516

28	Aberdeen Global Dynamic Dividend Fund

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited)

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the "Plan"), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the "Plan Agent") in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Trustees of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund's common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare's broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market

Aberdeen Global Dynamic Dividend Fund	29

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited) (concluded)

Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

30	Aberdeen Global Dynamic Dividend Fund

Corporate Information

Trustees

Stephen Bird
Nancy Yao Maasbach
P. Gerald Malone, Chairman
John Sievwright

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, KY 40233

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Dechert LLP
1900 K Street, N.W.
Washington, DC 20006

Administrator

abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Investor Relations

abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@abrdn.com

The Financial Statements as of April 30, 2022, included in this report, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Global Dynamic Dividend Fund are traded on the NYSE under the symbol "AGD". Information about the Fund's net asset value and market price is available at www.aberdeenagd.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Dynamic Dividend Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

AGD SEMI-ANNUAL

(b) Not applicable.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2022, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Global Dynamic Dividend Fund

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
abrdn Global Dynamic Dividend Fund

Date: July 11, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
abrdn Global Dynamic Dividend Fund

Date: July 11, 2022

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
abrdn Global Dynamic Dividend Fund

Date: July 11, 2022